UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 3, 2013

FULL CIRCLE CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	814-00809	27-2411476
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Westchester Ave., Suite S-620

Rye Brook, NY 10573

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (914) 220-6300

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 3, 2013, Full Circle Capital Corporation (“Full Circle”) entered into a Credit Agreement (the “Credit Agreement”) by and among Full Circle, Sovereign Bank, N.A., as agent (“Sovereign”), and the lenders party thereto, to provide Full Circle with a new $32.5 million senior secured credit facility (the “Credit Facility”). The Credit Facility replaces Full Circle’s senior secured revolving credit facility with FCC, LLC d/b/a First Capital.

The Credit Facility, among other things, matures on June 3, 2016 and bears interest based on a tiered rate structure, depending upon utilization, ranging from LIBOR plus 3.25% to 4.00% per annum, or from Sovereign’s prime rate plus 1.25% to 2.00% per annum, based on Full Circle’s election at the time of borrowing. In addition, a fee of 0.50% per annum is charged on unused amounts under the Credit Facility. Under the Credit Facility, Full Circle has made certain customary representations and warranties, and is required to comply with various covenants, reporting requirements and other customary requirements, including a minimum balance sheet leverage ratio, for similar credit facilities. The Credit Facility includes usual and customary events of default for credit facilities of this nature.

Borrowing under the Credit Facility is subject to the leverage restrictions contained in the Investment Company Act of 1940, as amended.

The description above is only a summary of the material provisions of the Credit Facility and is qualified in its entirety by reference to the form of the Credit Agreement, which is filed as Exhibit 10.1 to this current report on Form 8-K and by this reference incorporated herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Description

10.1	Credit Agreement by and among Full Circle Capital Corporation, Sovereign Bank, N.A., as agent, and the lenders party thereto, dated as of June 3, 2013.

10.2	Pledge Agreement by Full Circle Capital Corporation in favor of Sovereign Bank, N.A., as agent, dated as of June 3, 2013.

10.3	Security Agreement by Full Circle Capital Corporation in favor of Sovereign Bank, N.A., as agent, dated as of June 3, 2013.

99.1	Press release, dated June 3, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2013	FULL CIRCLE CAPITAL CORPORATION

	By:	/s/ John E. Stuart
John E. Stuart
President and Chief Executive Officer